Exhibit 99.2 Rocket Lab USA, Inc. 2022 i n v e s t o r D a y a n d N e u t r o n U p d a t e September 21, 2022 rocketlabusa.com

DISCLAIMER AND FORWARD LOOKING STATEMENTS Forward Looking Statements This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our expectations of financial results for the third quarter of 2022, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward- looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including risks related to the global COVID-19 pandemic; risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 24, 2022, and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. 2

TODAY’s PRESENTERS Peter Beck Adam Spice Brad Clevenger Founder, CEO, Chief Engineer Chief Financial Officer Vice President – Space Systems Ehson Mosleh Richard French Shaun D'Mello Director – Business Development Chief Engineer – Space Systems Vice President – Launch Systems and Strategy Space Systems 3 Rocket Lab USA

CONTENTS S E C T I O N S E C T I O N S E C T I O N S E C T I O N S E C T I O N Rocket Lab Overview Launch: Electron Space Systems Launch: Neutron Financial 4 Rocket Lab USA

S E C T I O N Rocket Lab Overview

O u r V i s i o n open access to space to improve life on earth

01 LAUNCH was just the start LAUNCH: 01 The ride to space. SPACE SYSTEMS: 02 Satellites + the vital components and software within them. Space applications: 03 02 03 Uniquely positioned to access expanding space applications market. Rocket Lab is bringing all three together, streamlining space as one of the most advanced technology and service providers to the growing space industry. We are delivering real hardware and real missions to real customers – right now.

WE DID WHAT WE SAID WE WOULD

DELIVERING END-TO-END SPACE SOLUTIONS, FROM IDEA TO ORBIT

ROCKETLAB



1

Satellite Design and Manufacture

Production complexes in California, USA and Auckland, New Zealand.



2

Satellite Components

Industry-leading star trackers, reaction wheels, solar cells and arrays, torque rods, sun sensors, composite structures, high-voltage batteries, separation systems, satellite radios.



3

Flight Software & Testing

Off-the-shelf space software solutions.



4

Launch Sites & Ground Stations

Three launch pads across U.S. and New Zealand, including the world's first private orbital launch complex.



5

Launch Services

Small dedicated launch leadership today on Electron, with heavier lift in development with Neutron.



6

On-Orbit Operations

Mission Control Centers in California, USA and Auckland, New Zealand.

ROCKET LAB AT A GLANCE + + 30 150 3 2nd 5 Electron Satellites deployed Launch Most frequently Mission control launches. to orbit. pads. launched U.S. rocket. centers. + + 1,330 3 5 13 1,700+ 4 Team Rocket Lab U.S. states Ton payload class Satellites on orbit Strategic members. Photon spacecraft with Rocket rocket in featuring Rocket acquisitions on orbit. Lab facilities. development. Lab technology. since April 2020. + +

$380B+ TAM forecast to grow to $1T by 2030 LAUNCH SPACE SPACE SERVICES SYSTEMS APPLICATIONS ~$20B TAM ~$44B TAM ~$320B TAM With our own rockets and spacecraft, Proven, reliable products in market with growing product lines and services in we’re uniquely positioned to exploit this development. growing market. Sources: Morgan Stanley, Northern Sky Research's 12th Edition Global Satellite Manufacturing & Launch Markets, Deutsche Bank

Rocket Lab Remains Way Out In Front Increasing Space Systems Continuing a record of relentless execution. capability to capture more Building momentum across launch and space of addressable space systems, delivering on growth strategy. market. Increasing mission heritage on Rocket Lab satellites and components, enabling access to higher value missions and larger Expanding on addressable constellation build launch market with opportunities. Cemented leadership development of Neutron position in small launch constellation launcher. with increased launch cadence. Through acquisitions and in-house development, we now deliver a significant launch and small satellite supply chain. This vertical integration enables us to Successful Photon Moon mission offer customers schedule for NASA has driven significant security and attractive pricing, increase in interest from civil, resulting in significant contract defense, and commercial customers wins including $143M Construction underway on Neutron for Rocket Lab to design, build, and subcontract by MDA to build Production Complex, launch site operate satellites for LEO and constellation spacecraft buses secured, and vehicle hardware Demonstrated launches interplanetary missions. for Globalstar. already in test. 15 days apart. 11

BUILT WORLD CLASS EXECUTIVE TEAM

PETER BECK
Founder, CEO, Chief Engineer

- **ADAM SPICE** – Chief Financial Officer
- **SHAUN O'DONNELL** – Executive Vice President – Global Operations
- **ARJUN KAMPANI** – Senior Vice President – General Counsel & Corporate Secretary
- **MIKE LYNCH** – Chief People & Culture Officer
- **BRAD WAREZAK** – Chief Information Officer
- **BRAD CLEVENGER** – Vice President – Space Systems
  - **EHSON MOSLEH** – Chief Engineer – Space Systems
  - **RICHARD FRENCH** – Director – Business Development & Strategy, Space Systems
  - **DOUG SINCLAIR** – Engineering Fellow
  - **JOHN CUSEO** – Vice President - Space Software
  - **MIKE WHALEN** – Vice President - Separation Systems
- **SHAUN D'MELLO** – Vice President - Launch Systems
- **ANDY BUNKER** – Vice President - Government Operations & Business Strategy
- **MORGAN BAILEY** – Senior Director – Communications

BRINGING DECADES OF EXPERIENCE FROM

General Dynamics · NASA · SpaceX · Broadcom · ULA United Launch Alliance · Oracle · Tyvak

JPL Jet Propulsion Laboratory California Institute of Technology · Howmet Aerospace · Aerojet Rocketdyne · Snap Inc. · Sinclair Interplanetary by Rocket Lab · SolAero by Rocket Lab · PSC by Rocket Lab · ASI by Rocket Lab

S E C T I O N Small Launch: Electron

Leading small rocket globally Second most frequently launched U.S. rocket. 1 . S pa c e X 2 . R O C K E T L A B

SMALL LAUNCH LEADER

ELECTRON ACHIEVEMENTS SINCE ROCKET LAB'S DE-SPAC IN AUGUST 2021

9

Successful orbital launches.

100%

Mission success rate for Electron launches since de-spac.

MOON

Mission success for NASA using Electron rocket and Photon spacecraft.

320KG

Heaviest payload launched on Electron.

First mission from Pad B – second pad at Launch Complex 1 in New Zealand.

Launched satellites for U.S. Space Force, NASA, National Reconnaissance Office (NRO), and commercial constellation operators BlackSky, Synspective, E-Space, and Unseenlabs.

First helicopter capture of Electron, advancing reusability program.

First reflight of recovered, pre-flown Electron components.

Delivered our fastest launch turnaround yet (15 days between launches).

Introduced Responsive Space Program to enable rapid call-up launch.

The leader in small sat launch Most reliable small launch vehicle with highest number of launches. S U C C E S S F U L O R B I T A L L A U N C H E S 30 27 25 20 15 10 4 5 2 0 0 0 16 *Astra’s 3.0 rocket no longer in use.

The leader in small sat launch Only small launch provider with demonstrated ability to lift advertised payload mass. A D V E R T I S E D V S . D E M O N S T R A T E D L I F T C A P A C I T Y 600 500 500 400 320 300 300 200 150 320 100 10 0 61 0 Rocket Lab: Virgin Orbit: Astra: Rocket Astra: Rocket Electron LauncherOne 3.3 4.0 Demonstrated Lift Capacity (kg) Advertised Lift Capacity (kg) 17 Source: space.skyrocket.de and publicly available sources Lift Capacity (kg)

Rapidly Increased Launch Cadence Rocket Lab has demonstrated the fastest turnaround between successful launches of any small launch provider. st 1 15 Days nd 2 RD 3 115 Days 18 164 Days *Source: https://space.skyrocket.de/index.html *Source: https://space.skyrocket.de/index.html

ELECTRON DELIVERS ON WHAT MATTERS MOST TO SMALL LAUNCH CUSTOMERS

Rapid, Responsive Launch
Rapid call-up launch in days or hours to meet defense needs and constellation replenishment.

Reliability
150 satellites deployed to orbit across 27 successful missions.

Dedicated Launch
Putting small launch customers in control of their orbit, launch schedule, and mission parameters.

Rideshare Options
Regular rideshare missions enabling smaller customers to share costs.

Choice of Launch Sites
3 launch pads, two continents.

Schedule Flexibility
132 launch slots available annually. By operating our own exclusive-use launch pads, we can easily shuffle the launch manifest to support customer schedule changes.


ROCKET LAB
RESPONSIVE SPACE
SPACE ON DEMAND

UNRIVALED LAUNCH INFRASTRUCTURE

3 LAUNCH PADS IN 2 COUNTRIES

132 launch slots annually.

Critical national infrastructure asset for U.S. government customers.

Dedicated integration and control facilities.

World's first private, FAA-licensed orbital launch site.

24-hr rapid call-up launch for defense needs and constellation replenishment.

A bilateral treaty allowing a U.S. rocket to launch outside the U.S.


LAUNCH COMPLEX 1
Mahia, New Zealand


LAUNCH COMPLEX 2
Virginia, United States

Electron Shipped to Launch Complex 2 Major milestone achieved in path to first Rocket Lab launch from U.S. soil. First in a multi-launch deal with HawkEye 360 to launch three missions on Electron. Launch scheduled December 2022. L A U N C H C O M P L E X- 2 Wallops Island, Virginia, USA

Electron remains the go-to dedicated launcher Electron backlog Awarded multi-launch Selected to deals by constellation grew 37% from launch NASA’s operations Kineis, August 2021 Advanced Synspective, BlackSky, Composite Solar and Hawkeye 360. Sail System. Awarded contract Selected by NASA to provide launch to launch services for NASA’s Venture-Class innovative space Acquisition of Dedicated and Rideshare debris removal (VADR) missions, a five-year program mission for with a maximum total budget of Astroscale. $300 million in launch contracts.

Growing Launch Complex 2 demand Selected by confidential commercial customer to provide dedicated launch services on Electron from LC-2 in January 2023. Mission to lift-off just weeks after scheduled inaugural launch from the pad.

TRUSTED LAUNCH PROVIDER OF CHOICE

Rocket Lab is a mission partner of choice for government agencies, commercial space companies, and prime contractors globally.

NASA	SPACE FORCE		
DARPA		Synspective	
BLACKSKY	HawkEye 360	Tyvak	planet.
GENERAL ATOMICS	Capella Space	Canon	OHB


~50%
COMMERCIAL
SECTORS
~20%
CIVIL
~30%
DEFENSE
28%
NEW CUSTOMERS
CUSTOMERS
72%
RETURNING CUSTOMERS

STRONG LAUNCH MANIFEST

UPCOMING ELECTRON MISSIONS*


ELECTRON

HawkEye 360 — 3 LAUNCHES

Synspective — 1 — 3RD OF 3 LAUNCHES

kinéis — 5 LAUNCHES

BLACKSKY — 1 — 7TH OF 7 LAUNCHES

U.S. GOVERNMENT CUSTOMERS

GENERAL ATOMICS ELECTROMAGNETICS — 1 LAUNCH

Astroscale — 1 LAUNCH

NASA — Launching NASA's Advanced Composite Solar Sail System.

NASA — Selected for NASA's Venture-Class Acquisition of Dedicated and Rideshare (VADR) missions. Five-year program with a total budget of $300 million in launch contracts.

*Due to customer confidentiality requirements, this list is not exhaustive

REUSABILITY BEING operationalised Parachute First stage Demonstrated Full duration test system survives helicopter of a recovered works. re-entry. catch. Rutherford engine. UP NEXT: Catch another stage and carry it back to land via helicopter. Launch a pre-flown stage.

ELECTRON MARGIN IMPROVEMENT Proven vehicle and established manufacturing facilities - now we can focus on margin improvement. R&D headcount R&D complete Manufacturing Core product is stable facilities proven and reliable, Team is built and established requiring limited experienced. Any new Factories in place and further investment Electron headcount is capable of producing into development. focused on scaling Electrons every seven production in line with days. launch demand. Reusability Cost savings Strong negotiating The first stage With R&D complete and power represents ~65% of launches now standard As a launch and space the total Electron operations, we can drill systems manufacturer build cost. By reusing into every part and producing at scale, them, we can make process, identifying we’re able to secure significant cost opportunities for cost compelling prices from reductions. savings to reduce build suppliers. price per vehicle.

S E C T I O N SPACE SYSTEMS

s p a c e s y s t e m s s t r at e g y Everything that goes to space should have a rocket lab logo on it

Brad Clevenger Vice President Space Systems 31

What we 01 said we’d do Satellites as a service Complete spacecraft design and build for LEO constellations to high-complexity deep space and interplanetary missions. Satellite 02 03 components Building the hardware that makes missions possible. Space applications Uniquely positioned to access expanding space applications TAM.

33

1 SATELLITES AS A SERVICE

NOW A LEADING SPACECRAFT MANUFACTURER

Capability proven, manufacturing facilities established, and strategic investments underway to scale production capacity for future growth.

- Rocket Lab spacecraft on orbit, including NASA Moon mission.
- Delivering best-in-class spacecraft components and capabilities through organic offerings and strategic acquisitions.
- Three satellite operations control centers.
- Constellation manufacturing contract awarded.
- 10,000 sq/ft state-of-the-art satellite cleanroom and processing facility established in Long Beach HQ – a significant investment in future satellite manufacturing capability.
- Integrated launch + spacecraft offering.





34

1 SATELLITES AS A SERVICE

VERTICAL INTEGRATION ACQUISITION STRATEGY

Bringing robust spacecraft manufacturing capability and critical elements of supply chain in-house.

These acquisitions, combined with our organically developed solutions, enable Rocket Lab to offer some of the most efficient and optimized spacecraft solutions in the industry.

SINCLAIR INTERPLANETARY

REACTION WHEELS & STAR TRACKERS

ASI

FLIGHT SOFTWARE & GNC

PSC

SEPARATION SYSTEMS

SOLAERO

SPACE SOLAR POWER

2 SATELLITE COMPONENTS

INDUSTRY LEADING SPACECRAFT COMPONENTS

MORE THAN

38%

of addressable launches in 2021 globally featured technology created by companies that are now part of Rocket Lab.


STAR TRACKERS
FLIGHT SOFTWARE
SPACECRAFT STRUCTURES
REACTION WHEELS
STATE OF THE ART ROCKET LAB HARDWARE
SOLAR CELLS & ARRAYS
IN-SPACE PROPULSION
SEPARATION SYSTEMS
RADIOS

36

2 SATELLITE COMPONENTS

ENABLING THE WORLD'S MOST AMBITIOUS MISSIONS

Supplying hardware and software for scientific missions of global significance, defense primes, and large commercial constellations.


NASA James Webb Space Telescope.


NASA Gateway Power & Propulsion Element.


GlobalStar Space-Based Connectivity Constellation.


OneWeb Constellation.


NASA Mars Ingenuity Helicopter.


Transport Layer
Space Development Agency Tranche 1 Transport Layer.


NASA Psyche Asteroid Mission.


Next-Generation Early Missile Warning for National Security Space.

S a t e l l i t e s a s a s e r v i c e 1 New satellite production facility Significant investment in satellite manufacturing and testing capability at scale. Designed for constellation-scale production, this satellite manufacturing, integration, and test 38 facility is substantially complete at our Long Beach Headquarters, encompassing a 10,000 sq/ft state- of-the-art cleanroom.

EHSON MOSLEH Chief Engineer Space Systems 39

1 SATELLITES AS A SERVICE

COMPLETE SPACECRAFT SOLUTIONS

Awarded contracts to design, build and operate spacecraft across all target segments.

LUNAR AND INTERPLANETARY

NASA CAPSTONE Moon mission.

NASA's ESCAPADE Mars mission.

Private science mission to Venus in partnership with MIT.

HIGH-COMPLEXITY MISSIONS

Enabling in-space manufacturing and re-entry vehicles.

Cryogenic fuel depots in orbit.

Research agreement with U.S. Transportation Command to explore using Photon to establish on-orbit cargo depots.

SATELLITE CONSTELLATIONS

$143M contract to design and manufacture 17 spacecraft for Globalstar's space-based connectivity constellation

A R o c k e t L a b S pa c e c r a f t d e l i v e r e d t h e f i r s t m i s s i o n o f N A S A ’ s A r t e m i s p r o g r a m t o r e t u r n h u m a n s t o t h e M o o n

1 S a t e l l i t e s a s a s e r v i c e A COMPLETE MISSION SOLUTION > A Moon Rocket > A Moon Engine > A Moon Spacecraft > A Moon Trajectory All designed, built and operated by Rocket Lab. Rocket Lab is the only small launch provider to have designed, built, launched, and operated its own satellites in orbit, further expanding our TAM.

1 S a t e l l i t e s a s a s e r v i c e H i g h ly c o m p l e x t r a j e c t o r y Six days of 24/7 spacecraft operations. > 1.2 million km

1 SATELLITES AS A SERVICE

THE MOST COMPLEX ROCKET LAB MISSION YET

First deep space mission.

First use of Lunar Photon, a high energy Rocket Lab-designed and built spacecraft.

Developed new in-space propulsion system in under two years.

First use of MAX Flight Software from Advanced Solutions Inc (ASI) on a Rocket Lab spacecraft.

First time planning and executing lunar trajectories.

First mission where Electron's second stage deorbited the same day as launch.

Second flight of the Frontier-S satellite radio which Rocket Lab has an exclusive license with Johns Hopkins University Applied Physics Laboratory to manufacture.

Electron's heaviest lift to date (320 kg).

1 S a t e l l i t e s a s a s e r v i c e C A P S T O N E h e l p e d u s p r e pa r e f o r V e n u s a n d M a r s

1 SATELLITES AS A SERVICE

HIGH COMPLEXITY MISSIONS

Selected by Varda Space Industries to build four spacecraft, enabling high-value products to be manufactured in zero-gravity and returned to Earth in a re-entry capsule.

LOXSAT selected as a NASA Tipping Point program to support Eta Space's development to further cryogenic fuel depot technologies in orbit.

Entered into research agreement with U.S. Transportation Command to explore using Photon spacecraft to establish on-orbit cargo depots and deliver re-entry capability in support of U.S. Air Force's Rocket Cargo Program.


VARDA


LOXSAT

46

1 S a t e l l i t e s a s a s e r v i c e C O N S T E L L AT I O N S Awarded $143m contract to design and build seventeen 500 kg spacecraft buses for Globalstar constellation to enable space-based global connectivity. The contract is a major step toward Rocket Lab’s strategy to grow its Space Systems business and provide end-to-end space mission solutions at scale. 47

1 SATELLITES AS A SERVICE

CONSTELLATIONS

MDA Globalstar

The spacecraft design for this premium customer utilizes key internal investments and expertise from recent acquisitions.

- Solar Panels from SolAero - 2.7 kW per satellite.
- Two Rocket Lab C-Band Frontier-C Radios per spacecraft (34 total) – exclusive manufacturing license from APL.
- ASI MAX Flight Software on all 17 spacecraft.
- Rocket Lab internally-built power distribution systems.
- Option to increase value with ASI/Rocket Lab Ground Data System and Operations software to fly the constellation.
- Option to increase value with launch dispensers.
- Platform can serve as an entry point to other communications missions or constellations.

Richard french Director Business Development & Strategy, Space Systems

2 SATELLITES COMPONENTS

SPACE SYSTEMS: CLEAR GROWTH STRATEGIES & DEMONSTRATED SUCCESS

Deliver operational satellite solutions with discriminating capabilities for high-value customers to maximize spacecraft unit price

- NASA ESCAPADE
- NASA LOXSAT
- Varda Space Industries
- Globalstar/MDA

Vertically integrate components to reduce satellite cost and expand merchant component supply TAM/SAM

- Organic and inorganic capabilities
- New component products releases
- Expansion and improvement of existing products lines

Constellation-class capabilities to capture strategic opportunities

- Constellation-class component manufacturing
- Large constellation reaction wheel production contract, heritage constellation production for OneWeb and small geospatial constellations.
- Demonstrating constellation satellite integration with Varda and Globalstar/MDA.

Cross-selling opportunities with new and existing customers builds scale into production, allows building to demand

- BlackSky/LeoStella
- Astro Digital
- Lockheed Martin
- Globalstar/MDA

Integrated launch and satellite capability provides the lowest total cost of ownership for future expansion into application layer

2 SATELLITE COMPONENTS

A LEADER IN REACTION WHEELS AND STAR TRACKERS

SINCLAIR INTERPLANETARY
BY ROCKET LAB

STAR TRACKERS & REACTION WHEELS

- Industry leader for reaction wheel assemblies and star trackers from acquisition of Sinclair Interplanetary in 2020
- Star trackers: Space heritage with 70+ units on orbit
- Reaction wheels: Space heritage on 200+ units on orbit
- Family of reaction wheel products for a range of spacecraft sizes
- **New large reaction wheel assembly** developed for spacecraft up to ~600 kg, unlocking new component TAM/SAM; will fly on Globalstar/MDA
- New **high volume reaction wheel (>3,000 units/year) production capability** established for constellations






ROCKET

2 SATELLITE COMPONENTS

EXPANDING SOFTWARE SOLUTIONS

ASI
BY ROCKET LAB

- Industry-leading flight software, ground software, and mission simulation tools from Advanced Solutions Inc. (ASI) acquisition in October 2021.
- MAX Flight Software: Off-the-shelf flight software operating on 53 spacecraft for cumulative 160+ years in space.
- SOLIS: leading spacecraft simulation capability
- Introducing **new MAX Ground Data System** to unlock new customer opportunities: Operations ground software for spacecraft and constellation missions

MAX FLIGHT SOFTWARE

SOLIS

MAX GROUND DATA SYSTEM

2 SATELLITE COMPONENTS

CONTINUED INVESTMENT IN SEPARATION SYSTEMS

PSC
BY ROCKET LAB

- Industry-leading launch separation systems from Planetary Systems Corp. (PSC) acquisition in December 2021.
- Heritage Canisterized Satellite Dispensers and Motorized Lightband separation systems family of products for satellites up to 1,800lb payloads, proven on hundreds of launches with 100% mission success.
- **New Advanced Lightband separation system:** developed to increase stiffness, reduce costs, and reduce lead time. Flight heritage on recent launches with 100% mission success.

2 SATELLITE COMPONENTS

EXPANDING SOLAR AND STRUCTURES SOLUTIONS

SOLAERO
BY ROCKET LAB

- High-volume solar power production capability from acquisition of SolAero Technologies Inc. in January 2022
- Leveraging in-house composite structural panel manufacturing, introducing a **new structures business for satellites and launch vehicles**, increasing TAM/SAM; also flying on Globalstar/MDA
- **New deployable solar array solution** being introduced to customers desiring a turn-key solution, increasing TAM/SAM

2 S a t e l l i t e s C O M P O N E N T S highest efficiency space solar cell technology in the world Patented Inverted MetaMorphic (IMM) solar cell technology– only at Rocket Lab > Single highest efficiency cell in the world at 33.3%, with potential for even higher performance than any other competing cell technology, enabling new missions > Enabled the NASA Mars Helicopter > Enabled an important Maxar mission > Only technology that meets the Space Force roadmap > More than 40% lighter than competing solar cells, making satellites more cost effective to launch and improving satellite agility > Actively investing in IMM capacity expansion to meet increasing demand and bring high production volume to market

2 SATELLITES COMPONENTS

EXPANDING RADIO PRODUCTS

Building on partnerships and organic manufacturing capabilities, Rocket Lab has brought new products to market and continues to add more.

SATELLITE RADIOS

- Exclusive license agreement with the Johns Hopkins University Applied Physics Laboratory to manufacture Frontier radios for satellites.
- Fronter-S S-band radio announced in November 2021; first flight model delivery to customer expected in Q3 2022.
- Expanding product line with **new Fronter-X X-band radio**; will fly on NASA's ESCAPADE Mars mission.
- L-band and C-band variants in development.




FRONTIER-S




FRONTIER-X

2 S a t e l l i t e s C O M P O N E N T S Record Year for Space Systems 66% All of Rocket Lab’s total Component hardware Q2’2022 revenue was from companies acquired by space systems, creating Rocket Lab have had cash flow stability and record sales and diversity and off-setting production rates for the natural lumpiness of 2022 YTD. launch revenue. $396.4m Total space systems backlog as of Q2, 2022.

3 S p a c e a p p l i c a t i o n s Rocket Lab is now positioned to capitalize on the largest space TAM – space applications. With our own satellites Active discussions and launch capability, with our customers we can deliver on what these will be services from space. are underway.

S E C T I O N New rocket development

M E G A C O N S T E L L AT I O N L A U N C H E R It’s happening Real hardware in manufacture

61

Neutron is coming to life 62

First neutron tanks Hardest part complete Tooling and moulds are the complex, time-consuming part requiring extensive design work and refinement. With these now done, the first hardware has been delivered with more in production at pace. 63

We’re building it We’re experts at 3D-printing rocket engines and we know how to scale. Full scale parts come through our production lines using in-house 3D-printing machines. We own some of the largest 3D-printers in the world. 64

A DESIGN LED BY MARKET DEMAND

PAYLOAD: 15T (Expendable), 13T (Reusable), 8T (Return to Pad).

HEIGHT: 42.8 m / 140.4 ft.

FAIRING DIAMETER: 5 m / 16.4 ft.

MISSION PROFILES: LEO, MEO, GEO, Interplanetary.

REUSABILITY: First Stage And Fairing.

ENGINE TYPE: LOX/Methane.

NUMBER OF ENGINES: 9 First Stage/ 1 Second Stage.

STRUCTURE: Carbon Composite.


NEUTRON

Advanced fairing design A slightly less hungry hippo. Captive Fairing: Fairing remains attached to the first stage, opening to deploy the second stage and payload within. Enables rapid re-launch: Eliminates the high cost of expending or capturing and reusing fairings. Iterated Design: From four fairing panels to two. Reduces the amount of angle the fairing must open and enables more robust fairing panels. 66

First stage Major design complete Built for rapid reusability. Tapered profile: First stage has a tapered profile and aerodynamic control surfaces, including canards and landing legs that act as rear-lifting surfaces. Optimized ballistic coefficient: Allows first stage to glide back to Earth for landing, reducing aerothermal load experienced by modern re-entry boosters. 42.8 7 5 9 meter meters meter Archimedes fairing tall diameter engines 67

Not a capsule announcement But we’re looking into it. 68

Not a capsule announcement But we’re looking into it. 69

Second stage major design complete High performance: Designed to maximize mass-to- orbit capability, orbital insertion accuracy, and performance for complex payload deployments. Suspended second stage: Provides easily accessible and condensed mounting location for avionics hardware, aerodynamic control devices, and fluids lines. Also minimizes the requirement for the second stage to withstand the external launch environment. 11.5 1 15 meters Archimedes tonne payload tall engine capacity 70

Rocket Building robots Automated Fiber Placement: Optimized for performance, speed and cost. Advanced composite manufacturing technique: Used to fabricate complex, lightweight vehicle structures with superior strength qualities. Outperforms metallics on structural performance and manufacturing cost: Complete tanks manufactured in days with minimal human labor and less material and waste than metallics. Proven technology: Applying reliable tech used by thousands of aircraft to space. American-made: Built at the launch site in Virginia. 71

Archimedes Engine update Breathing first fire this year. Property Value STAGE 1 ENGINE Quantity 9 2.1 m Min. Throttle 50% (6.8 ft) Sea Level Thrust 165 klbf Vacuum ISP 329 s STAGE 2 ENGINE Quantity 1 Min. Throttle 50% Vacuum Thrust 200 klbf Vacuum ISP 367 s 72

The Archimedes Engine Simplicity where it matters. Open Cycle Rocket Engine Oxidizer Rich Closed Cycle Provides higher specific impulse than gas generator, open expander, or tap-off cycles, without the thrust limits or added Oxidizer Fuel Oxidizer Fuel complexity. Tank Tank Tank Tank Gas generator cycles are limited in capability and not suited to the deep throttling required for multiple re-lights in orbit, and for landing the first stage. ORSC engines operate at relatively low temperatures and pressures, eliminating the stress and thermal strain Preburner experienced by gas generator engines. This improves engine [Oxidizer Rich] Main Main life and reusability, while leaving headroom to increase Gas Combustion Combustion performance. Generator Liquid Oxygen and Methane: Provides higher specific impulse than RP-1 kerosene for improved stage performance without the dramatic stage size increase required for low density liquid hydrogen. 73

SHAUN D’MELLO Vice President Launch Systems

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Secured Engine Test Site Exclusive use of large-scale national asset. Selected NASA Stennis Space Centre’s A-3 Test Complex to test Archimedes engines. Exclusive use of land within a 1 million square foot area for 10 years, with option for additional 10 years. Access to capital investment incentive from the Mississippi Development Authority to further develop the facilities and infrastructure at Stennis for Neutron. Leveraging existing infrastructure and site-wide Services, enabling rapid stand up of our test facility in the order of months, not years. 76

Neutron Factory Concrete poured in Wallops Island, Virginia. Standing up the first Neutron Production Complex building before the end of the year. Expecting to build our first Stage 1 tank above this concrete. The site also serves as a development area for tank testing, enabling rapid build & test iteration. 77

DEVELOPMENT PARTNERSHIPS WITH KEY U.S. GOVT CUSTOMERS

U.S. SPACE FORCE

Awarded a $24.35 million contract with the U.S. Space Force's Space Systems Command for development of Neutron's upper stage.

Provides a strong foundation for on-ramping to the National Security Space Launch (NSSL) program, which launches the United States' most critical missions.

Key milestones delivered and tracking well for period of performance so far, incl. successful concept design review and systems requirement review.

U.S TRANSPORTATION COMMAND

Signed a Cooperative Research and Development Agreement (CRADA) with the U.S. Transportation Command (USTRANSCOM) to explore the possibility of using Neutron for point-to-point cargo delivery around the world.

Part of the Air Force's Rocket Cargo Vanguard program, designed to advance emerging systems and concepts through prototyping and experimentation to deliver remarkable new capabilities.

Neutron program on track U P C O M I N G n e u t r o n m a j o r m i l e s t o n e s From program start to hardware in less than 18 months. I N T O E N D O F 2 0 2 3 Not starting from scratch - new developments Engine Neutron Construction leverage rich flight proven heritage. Pre-burner Factory Underway at Testing Buildings Launch Complex 3 Critical technologies and capability scale well from Electron to Neutron. • Avionics GNC ✓ • Software ✓ Stage 1 and Stage 1 and Stennis Stage 2 Stage 2 Tanks, Engine • Communications ✓ Test Sites Primary Test Site • Command & Control ✓ Structures • Manufacturing Systems & Processes ✓ Built • Integrated Testing & Operations ✓ Engine Qual Complete All-up Avionics Hardware in Secured large capital infrastructure. Engine Hardware the loop facility • Manufacturing, test and launch infrastructure ✓ Testing and operational Wallops High Bay Software 80

SECTION Financial

ADAM SPICE Chief Financial Officer

Building momentum across multiple growth vectors What we said we’d do 1. Execute on Small Launch: Electron Leadership and Heritage ˃ Capitalize on leadership position in dedicated small satellite launch. 2. Expand into Larger Launch: Neutron Launch SAM Expansion ˃ Develop a constellation builder to increase addressable launch services market. 3. Deliver End-to-End Space Solutions ˃ Expand addressable market for spacecraft and component solutions, enabling end-to-end space solutions and pathfinding for large constellation build and launch opportunities. ˃ Increase mission heritage on Rocket Lab spacecraft and components to enable access to higher value missions and constellation build opportunities.

Building momentum across multiple growth vectors What WE’ve DONE Executed on Small Launch: ˃ Made it look easy. Launch is hard, and gets harder after your first successful launch. ˃ Dramatically extended leadership in small dedicated launch with increased cadence, improved payload performance, and more RKLB launches than all other small launch providers combined, and 7x more successful launches than nearest competitor. ˃ Expanded competitive moat with progress on booster recovery to drive drown cost, increase margins, and enable increased launch cadence.

Building momentum across multiple growth vectors What WE’ve DONE More Launch: we’re building a larger rocket ˃ Secured $45M in State of Virginia and local incentives towards manufacturing facility and pad infrastructure, in addition to a $24M contract with the U.S. Space Force’s Space Systems Command for development of Neutron’s upper stage. ˃ Leveraging Electron core technology heritage and learnings, seasoned team and scaled operational facilities, realizing human and capital efficiencies to enhance long-term return for investors ˃ Progress made towards securing initial committed constellation launch services customer on Neutron.

Building momentum across multiple growth vectors What WE’ve DONE End-to-End Space Solutions: ˃ Organic development and acquisition have expanded our addressable market in spacecraft and component solutions. ˃ Secured first constellation contract valued at $143M with MDA for Globalstar. ˃ 1,700+ spacecraft with Rocket Lab technology on-orbit heritage and 220+ missions in development. ˃ Grown Space Systems backlog to $396M across range of increasingly diverse products, services and customers.

EXPANSION OF ADDRESSABLE MARKET
(LAUNCH & SPACE SYSTEMS)



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Billions
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Launch
Space Systems

**Market Research Units Source: Northern Sky Research, Global Satellite Manufacturing and Launch Markets, 12th Edition and management estimates for ASP.*

**Addressable market calculation reflects various penetration rates into each NSR-defined market segment and excludes Starlink and China*

2021

SAM consisted of

- Small responsive launch with Electron.
- Satellite Manufacturing with Photon.
- Satellite components from Sinclair Interplanetary such as reaction wheels and star trackers.

2022

SAM has grown to include

- Additional satellite components from strategic acquisitions and partnerships such as separation systems, solar solutions and radios.
- Portfolio now includes space software.

FUTURE

SAM evolution targeted to include

- Neutron rocket tailored for constellation launches, human space flights, and I.S.S. crew resupply.
- Continually increase space system offerings through organic & inorganic R&D.

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Increasing Revenue scale and Diversity $250 Significant scaling across both launch and space systems supports aggressive TAM $200 expanding investments and garner larger platform opportunities such as the recently awarded MDA/Globalstar 17 satellite constellation. $150 $38 $23 More than just launch – we are delivering $100 meaningful revenue and customer diversification and developing capabilities $70 towards our vision of being an end-to-end $50 $23 $2 space company $39 $33 66% of Q2’2022 revenue derived from • $26 Space Systems products and services. $- • Revenue generating customers 2020 2021 1H 2022 Mid Point of Q3 increased from 29 to 87, or by 3X, YTD Guidance 2022 versus 2020. Space Systems Launch 88 Millions

Pat h t o ta r g e t m o d e l Keys to creating Selling, general & Research & Cost of administrative development operating leverage Goods Sold 140% e s ta b l i s h i n g a n e w b u s i n e s s m o d e l i n n e w s pa c e 134% 120% 103% 100% 94% 91% Cost of Revenue: Research and Sales, General and 80% increases in launch Development: Administrative: vehicle build rate disciplined and leverage legacy enable greater targeted R&D investment and 68% 67% overhead investment on TAM standing business absorption and expanding projects infrastructure as we 60% direct labor across Neutron and scale, with long- efficiencies. Along Space Systems, with term target of 10% 54% with BOM long-term target to 12% of revenue. 48% reductions, enables model of 15% to 18% 44% long-term target of revenue. 40% model of 45% to 50% of revenue. 34% 20% 17% 11% 0% 2020 2021 1H 2022 Target Percent of Revenue

Focus on profitability Electron ˃ 30 launches and Stage 1 Recovery Progress: positions us to turn the crank on profitability ˃ Volume Driven Savings: increase launch cadence from 12 to 24 missions per year ˃ Production: overhead pool constrained and amortized over greater units = 25% savings ˃ Launch Ops: absorption of fixed launch range overhead costs over greater units, net of expanding LC-2 operations = 8% savings ˃ Stage 1 Booster Recovery Savings: incremental impact of returning a booster to the pad. Estimated impacted of a recovered Stage 1 enabled mission (net of helicopter and Stage 1 variable refurbishment costs) represents a 61% cost reduction versus current expendable at 12 missions per year ˃ Aggregate impact: increasing annual launch cadence to 24 at mix of 50/50 Recovery versus expendable missions yields weighted average savings of 42%

Focus on profitability Space systems ˃ Gross margins across space systems components are at or above target with the exception of SolAero ˃ SolAero: from ~10% to 30% gross margins by Q1 ’2024 ˃ Introduction of highest efficiency IMM technology ˃ Yield enhancements, capacity utilization, and overhead absorption ˃ Burn down $150M legacy backlog at time acquisition ˃ Portfolio breadth a key differentiator and enabler of our end-to-end space systems vision ˃ Customers placing high value on schedule certainty and platform level optimization

LIQUIDITY Strong Cash Position • Raised $777 million of gross proceeds from business combination and PIPE investment • Strategically deployed approximately $180M, before transaction adjustments, into growing our vertically integrated Space System business ˃ ASI – October 2021 ˃ PSC – November 2021 ˃ SolAero – January 2022 • Making disciplined investments in addressable market expanding research and development and capital expenditures ˃ Making the investments needed to fulfill our existing commitments and future aspirations • $546.6 million of cash and cash equivalents and restricted cash as of June 30, 2022 ˃ We have the necessary resources to do what we said we will do

Successfully delivering the CAPSTONE mission has thrown open the door to more missions. Richard French to add context here about business development of Photon and growing interest from NASA and commercial customers. 93